EXHIBIT 10.1

                                    AMENDMENT

                                        TO

                              MANAGEMENT AGREEMENT

        WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of DEAN WITTER CORNERSTONE FUND IV, a New York limited partnership (the "Partnership"), and JOHN W. HENRY & COMPANY, INC., a Florida corporation (the "Trading Manager"), have agreed to amend the Management Agreement, dated as of January 20, 1987, as amended by Amendment to Management Agreement, dated as of February 1, 1998 (together, the "Management Agreement"), among the Partnership, the General Partner, and the Trading Manager, to change the management fee payable to the Trading Manager.

        WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

        NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

        1. The monthly management fee rate of 1/3 of 1% (a 4% annual rate) referred to in Section 7(a)(i) of the Management Agreement is hereby changed to 7/24 of 1% (a 3.5% annual rate).

        2. The foregoing change shall take effect as of December 1, 2000.



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        IN WITNESS WHEREOF,  this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.

                                          DEAN WITTER CORNERSTONE FUND IV

                                          By:   Demeter Management Corporation,
                                                General Partner


                                          By:   /s/Robert E. Murray
                                             -----------------------------------
                                                Name:  Robert E. Murray
                                                Title:  President



                                          DEMETER MANAGEMENT CORPORATION


                                          By:   /s/Robert E. Murray
                                             -----------------------------------
                                                Name:  Robert E. Murray
                                                Title:  President



                                          JOHN W. HENRY & COMPANY, INC


                                          By:   /s/V. Sedlacek
                                             -----------------------------------
                                                Name:  Verne Sedlacek
                                                Title:  President